               ACQUISITION AMENDMENT AGREEMENT
               -------------------------------

THIS AGREEMENT is made as of the 10th day of September, 1999.

BETWEEN:

WORLDBID CORPORATION a company incorporated pursuant to the laws of the State of Nevada

(the "Company")
                                             OF THE FIRST PART

AND:

DATABOAT INTERNATIONAL LIMITED, of 6117 Eagle Road, Unit
122, Whistler, British Columbia, Canada
Mailing address: 23 - 1917 West 4th Ave., Vancouver,
British Columbia, Canada V6J 1M7

("Databoat")

                                            OF THE SECOND PART

AND:

ON LINE DESIGN LTD., of 6117 Eagle Road, Unit 122, Whistler,
British Columbia, Canada
Mailing address: 23 - 1917 West 4th Ave., Vancouver,
British Columbia, Canada V6J 1M7

(the "Consultant")

                                            OF THE THIRD PART

AND:

SCOTT WURTELE, of 6117 Eagle Road, Unit 122, Whistler, British
Columbia, Canada
Mailing address: 23 - 1917 West 4th Ave., Vancouver,
British Columbia, Canada V6J 1M7

(the "Principal")

                                           OF THE FOURTH PART

WHEREAS:

A.		WorldBid, Databoat International Limited ("Databoat")
and Wurtele have entered into an acquisition agreement dated as of February 2, 1999 (the "Acquisition Agreement") whereby WorldBid acquired the "WorldBid.Com" internet business of Databoat (the
"Business").

B.		The Company issued to Databoat 3,000,000 shares of the
Company's common stock (the "Company Shares") on the closing of the Acquisition Agreement on February 16, 1999.

C.		The Company, On Line and Wurtele entered into a
management consulting agreement dated as of the 16th day of February, 1999 (the "Management Consulting Agreement") upon completion of the Closing of the Acquisition Agreement.

D.		The Company, Databoat and Cane & Company (the "Escrow
Agent") entered into an escrow agreement dated as of the 16th day of February 16, 1999 (the "Escrow Agreement") upon completion of the closing of the Acquisition Agreement.

E.		The Company, Databoat, On Line and Wurtele have agreed to
enter into this agreement in order to reflect their agreement on the management and ownership of the Business and the Company Shares to be in effect from the date of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.		ACQUISITION AGREEMENT
            ---------------------

1.1		The Company hereby surrenders its right to elect not to
pursue development and commercialization of the Business and to cause Databoat to deliver the Company Shares to the Company. In order to give effect to the Company's agreement, the Company, Databoat and Wurtele hereby agree that the following provisions of
Section 3 of the Acquisition Agreement are of no further force or effect:

"In the event that the Company determines prior to the date which is one year from the date of Closing not to pursue development and commercialization of the Business, the Company will have the option to cause Databoat to deliver all of the Company Shares to the Company for cancellation. In the event that the Company exercises its right to cause the Company Shares to be delivered to the Company in accordance with the terms and conditions of the Escrow Agreement, Databoat will have the right to acquire the Business and Assets, including any improvements to the Business and the Assets, from the Company for a purchase price of $10.00. In the event of delivery of the Company Shares to the Company pursuant to the Escrow Agreement and exercise by Databoat of its option to acquire the Business and the Assets, each of the Company and Databoat will have no further liability or obligation to the other."

1.2		Databoat hereby agrees that the Company has completed
the expenditures required to be spent on the Company's business plan in the amounts required by the Acquisition Agreement. In order to give effect to Databoat's agreement, the Company, Databoat and Wurtele hereby agree that the following provisions of Section 3 of the Acquisition Agreement are of no further force or effect:

"In the event that, during the one year period commencing on the Closing Date, the Company does not advance to the Business sufficient funds for the Company to complete the expenditures set forth in the Company's business plan, as attached hereto or in any revised business plan approved by the board of directors of the Company, then Databoat will be entitled to deliver notice to the Company demanding that the Company advance to the Business sufficient funds to enable the Company to meet the objectives of the business plan (a "Demand Notice").
Upon receipt of a Demand Notice, the Company will have a period of thirty (30) days in which to provide the required funding to bring the Company current with the expenditures required under the business plan.

In the event that, during the one year period commencing on the Closing Date, the Company elects not to or fails to provide the necessary funding to the Business or in the event Wurtele terminates the Management Consulting
Agreement, as defined below, pursuant to Section 6.3 of the Management Consulting Agreement, Databoat will have the option to put the Company Shares to the Company in exchange for the transfer by the Company to Databoat of the Business. On closing, the Company will execute and deliver into escrow an executed general conveyance of business as required to give effect to the transfer of the Business to Databoat upon exercise of its option. In the event of the exercise by Databoat of its option and the transfer of the Business to Databoat, the Company
Shares will be released to the Company and each of the Company, Wurtele and Databoat will have no further liability or obligation to the other."

1.3		Databoat hereby agrees to surrender its right to purchase
the Business from the Company in the event that the shares of the Company or any successor are not listed or quoted for trading on any public trading market, including Nasdaq Small Cap Market, the OTC Bulletin Board or an electronic quotation service, within the date which is eighteen months from the closing of the Acquisition
Agreement. In order to give effect to Databoat's agreement, the Company, Databoat and Wurtele hereby agree that the following provisions of Section 3 of the Acquisition Agreement are of no further force or effect:

"In the event that the shares of the Company or any successor are not listed or quoted for trading on any public trading market, including Nasdaq Small Cap Market, the OTC Bulletin Board or an electronic quotation service, within the date which is eighteen months from the Closing Date, then Databoat will have the right to purchase the Business from the Company in consideration for the transfer of the Company Shares to the Company.
Databoat must give notice of its election within 30 days of the date which is eighteen months from the Closing
Date. Upon receipt of notice of election, the Company will execute and deliver an executed general conveyance of business assets to Databoat upon presentation of the Company Shares released from escrow. Each party will give joint instruction to the escrow agent as required to deliver the balance of the Company Shares to the Company."

2.		MANAGEMENT CONSULTING AGREEMENT
            -------------------------------

2.1		The Company, On Line and Wurtele hereby agree that the
Management Agreement is hereby terminated and is of no further force and effect.

2.2		The Company, On Line and Wurtele hereby agree to enter
into a new Amended Management Consulting Contract dated September
10, 1999, in the form attached hereto.

3.		ESCROW AGREEMENT
            ----------------

3.1		The Company and Databoat hereby agree to enter into an
amended escrow agreement with Cane & Company in the form attached hereto (the "Amended Escrow Agreement") forthwith upon execution of this Agreement.

3.2		The Company and Databoat hereby agree that the general
conveyance of business assets executed by the Company in favour of Databoat and held by the Escrow Agent in trust pursuant to the Escrow Agreement will be released to the Company.

3.3		The Company and Databoat hereby agree that the stock
powers of attorney executed by Databoat in favour of the Company and held by the Escrow Agent in trust pursuant to the Escrow
Agreement will be released to Databoat and destroyed.

3.4		The Company and Databoat hereby agree that their
agreement herein constitutes joint written instruction to the Escrow Agent to release the escrow documents to the respective party.

4.		APPOINTMENT OF DIRECTORS
            ------------------------

4.1		The Company, Databoat and Wurtele agree that the number
of directors of the Company will be increased to three directors and that Wurtele will be appointed a director immediately upon execution of this Agreement. The Company, Databoat and Wurtele agree that on February 16, 2000, the directors will be increased to five, two of whom will be nominees of Logan Anderson and three of whom will be nominees of Databoat. Wurtele is to be appointed
Chairman and Logan Anderson is to be Chief Executive Officer.

5.		OTHER PROVISIONS
            ----------------

5.1		Governing Law:  This Agreement shall be governed by and
construed in accordance with the laws of the Province of British
Columbia and each party irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

5.2		Amendments:  This Agreement constitutes the entire
agreement between the parties and may only be amended in writing.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day first above written.

SIGNED, SEALED AND DELIVERED
BY SCOTT WURTELE
in the presence of:


\s\ Wendy Wurtele                               \s\ Scott Wurtele
__________________________________	            __________________
Signature                                       SCOTT WURTELE

Wendy Wurtele
__________________________________
Name

122 - 6117 Eagle Dr. Whistler
__________________________________
Address


WORLDBID CORPORATION
by its authorized signatory:

\s\ Logan Anderson
________________________________
Logan Anderson, President


DATABOAT INTERNATIONAL LIMITED
by its authorized signatory:

\s\ Scott Wurtele
________________________________
Authorized Signatory

ON LINE DESIGNS LTD.
by its authorized signatory:

\s\ Scott Wurtele
________________________________
Authorized Signatory